Exhibit 99.2

Limited Due Diligence Independent Engineer’s Report for Standard Solar Developer Review 2025 June 4, 2025 Submitted to: Standard Solar, Inc. 530 Gaither Road, Suite 900 Rockville, MD 20850

Standard Solar Developer Review - Independent Engineer’s Report

©2025 ICF Resources, LLC. All Rights Reserved

This report (the “Report”) was produced by ICF Resources, LLC (“ICF”) in accordance with an agreement with Standard Solar, Inc. (“Client”) (the “Agreement”). Client’s use of the Report is subject to the terms of the Agreement. Company Parties and Representatives, as those terms are defined in the Agreement, may access and use the Report as authorized in the Agreement. Other third parties are subject to the Notice provision below:

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The Report was prepared by ICF for SSI’s use, based on certain limited information, methodologies, assumptions and under the circumstances applicable at the time the Report was prepared. Different or additional information, methodologies, assumptions, or circumstances would lead to different results; therefore, actual future results may differ materially from those presented in this report. ICF does not make any representation with respect to the likelihood of any future outcome or the accuracy of any information herein or any conclusions based thereon. ICF is not responsible for typographical, pictorial, or other editorial errors.

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June 4, 2024

Standard Solar, Inc.

530 Gaither Road, Suite 900

Rockville, MD 20850

Subject: Standard Solar Developer Review—Limited Independent Engineer’s Report

1.0	EXECUTIVE SUMMARY

ICF Resources, LLC (“ICF”) has been retained by Standard Solar, Inc. (“SSI”) to perform an independent engineering review of updates to certain technical aspects of SSI’s development processes utilized for the development of its distributed generation (“DG”) assets, specifically photovoltaic (“PV”) systems at commercial and industrial (“C&I”) sites. We previously conducted a review of certain technical aspects of the process utilized for developing C&I assets including forms and samples of commercial agreements used for development, and eight existing C&I assets utilized as representative of the installations under development within the DG portfolio.

SSI has developed a portfolio of 353 C&I installations (individually, an “Installation” or collectively, the “Portfolio”) with an aggregate capacity totaling approximately 564 megawatts of direct current (“MW-DC) electricity. The Installations in the Portfolio have capacities ranging from approximately 26.0 kilowatts (“kW”)-DC to 28.6 MW-DC and the Portfolio is comprised of a mixture of PV designs including ground-mounted fixed tilt, ground-mounted single axis tracking, rooftop mounted, and carport mounted PV designs. The Installations feature PV modules, inverters, and racking systems from multiple original equipment manufacturers (“OEMs”) and other miscellaneous support and ancillary systems. SSI has indicated that some Installations may include battery energy storage systems (“BESS”).

A summary of the Portfolio and key metrics is included in Table 1.

Table 1 Portfolio Summary
System Type	DC Capacity (kW-DC)	Percent of Portfolio (1)	Number of Installations
Ground Mount	201,247	36%	73
Carport	28,315	5%	58
Rooftop	31,336	6%	123
Single Axis Tracker	302,945	54%	99
Total	563,844	100%	353

1.	By Installation nameplate capacity and as reported by SSI.

The purpose of this technical due diligence report (the “Report”) is to support continued Portfolio financing with certain investors (the “Purpose”). The Report has been prepared pursuant to the professional services agreement between ICF and SSI, executed June 25, 2021, as amended through that certain Amendment #31 dated February 27, 2025, and subsequent Change Order No.1 dated June 4, 2025 (collectively, the “Contract”).

The Report is for use by SSI in accordance with the Purpose and licensing terms provided in the Contract and has been developed based upon the needs conveyed by SSI during our course of review and discussion. During our course of independent review, we have reviewed the:

•	SSI processes and procedures for the development, engineering, construction, operations, asset management, and environmental and social governance of the Installations.

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Production at the operating Installations within the Portfolio from 2021 to 2024 to determine the performance ratio of actual generation reported at Installation electrical meters vs the expected generation as estimated by SSI.

The Report has been prepared by ICF, based on information and data provided by SSI, and reviewed by ICF. We have exercised our professional and engineering judgment in reliance upon the provided data, and to develop and inform our Report. The achievement of possible outcomes is dependent on risks and uncertainties, both known and unknown, which may result in actual outcomes that differ from those discussed in the Report. ICF does not expect to update or otherwise revise the Report should events or circumstances occur that impacts the information or assumptions used in the development of the Report nor the conclusions presented therein.

The assumptions made during our course of review, as well as the key findings and conclusions are summarized below. Details of our technical review are presented within the Report.

1.1	Assumptions

During preparation of the Report and technical opinions contained herein, we have made the following principal considerations and assumptions with respect to the Portfolio and or individual Installations, conditions and circumstances, and future events that may or may not actually occur. We believe the assumptions to be reasonable, but acknowledge that events or circumstances that are unforeseen, and beyond our control, may result in actual, future conditions which vary from those assumed in the Report and as such could impact the conclusions drawn herein.

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All contracts, agreements, rules, and regulations will be fully enforceable in accordance with their respective contractual terms, and all parties will comply with and fulfill the requirements or provisions of their respective contracts or agreements.

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Final, executed agreements and contracts used for the development of individual Installations will be materially similar to the form of unexecuted agreements reviewed during the preparation of the Report.

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Future trends and conditions in solar resource and weather can be reasonably expected to remain consistent with the long-term historical record as represented by the historical data records reviewed and presented in the Report.

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Future land use of adjacent properties will not include the addition of elements that cause shading, or operations that cause significant soiling on the modules, or otherwise impact Portfolio energy generation. While we are not aware of any information or zoning contrary to this assumption, we are not able to guarantee future land use and/or zoning decisions will not have an impact on the Portfolio.

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The processes and procedures used to develop the Portfolio will be appropriately applied to all Installations, both existing and those in development, in a manner materially consistent with the applicable documentation, agreements, forms thereof, and data that we have reviewed during our course of review.

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The Portfolio will be operated and maintained by qualified personnel in accordance with accepted solar PV industry and good engineering practices, PV module, inverter, and racking manufacturer (the “Major Equipment Manufacturers”) recommendations, and the form of operations and maintenance (“O&M”) agreement and the form of administrative services agreement reviewed during the preparation of the Report. Additionally, required inspections, repairs, or replacements will be made in a timely manner, and in accordance with Major Equipment Manufacturer recommendations and warranty requirements.

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All licenses, permits, and approvals are obtained or renewed on a timely basis; any modifications made to licenses, permits, and approvals do not require limited operation or an increase in operating costs; and the Portfolio is operated in accordance with the requirements and recommendations of licenses, permits, approvals, laws, and governing codes.

•	All currency values provided and presented are in U.S. dollars.

•	All written and verbal data, documentation, and representations that we have been provided are complete, true, and accurate.

•	The value and duration of Federal incentive programs for PV projects remain materially consistent with those in place as of May 2025.

•	The utility will satisfy all their requirements in a timely manner as required to support the development of Installations within the Portfolio.

2.0	DEVELOPMENT PROCESS AND PROCEDURES

We have reviewed policy and procedural documents related to SSI’s standards for the development, construction, and operation of solar PV and BESS installations which SSI indicates have been developed and or materially revised in within the last year. For clarity, we have not reviewed all of the policy and procedural documents related to SSI’s standards for development, construction, and operation of solar PV and BESS Installations in years prior to 2024.

The following sections summarize the process and procedures SSI teams follow to support an Installation throughout the stages of its lifecycle. Figure 2 below shows a typical lifecycle of an SSI Installation from acquisition, through development, design, construction and operation.

Figure 2

SSI Installation Lifecycle Team Responsibilities

Notes: Figure 2 acronyms include Letter of Intent (“LOI”), Notice to Proceed (“NTP”), Mechanical Completion (“MC”), Final Completion (“FC”), and Membership Interest Purchase Agreement (“MIPA”).

2.1	Engineering

2.1.1	Design and Project Engineering

The SSI Engineering SOP indicates that SSI’s design and project engineering team is engaged when an Installation’s probability on Salesforce, SSI’s opportunity management system, is set to 90% or higher. The design phase of the Installation is to be conducted in-house, by a third party engineering firm, or by a turn-key EPC contractor. The design phase is to include a 30%, 60%, and 90% design effort followed by a pre-construction, mechanical completion milestone, and substantial completion milestone design effort. SSI indicated that all design packages are to be stamped by licensed professional engineers using third party engineering firms. The SSI Engineering SOP also outlines the required peer reviews for every phase during the design effort of the Installation design. Each peer review session is to be hosted by the project engineer and open to the entire SSI engineering team, the Installation’s project management team, and quality assurance person.

The construction effort activities typically include (i) three recommended site visits, one at the beginning of the design effort, one prior to start of construction, and one at the Installation’s mechanical completion milestone; (ii) EPC contractor bidding and selection support; (iii) responding to requests for information and submittals; and (iv) commissioning and testing review.

The SSI Engineering SOP also states the project engineering team is responsible for engaging and coordinating with independent engineers to support financing efforts for each of the Installations.

2.1.2	Construction Contractor Selection and Engagement

Based on discussions with SSI, it is our understanding that SSI will either construct future facilities, acting directly as the EPC contractor, or by contracting with a third-party and provide oversight on construction activities as the operator. When self-performing, SSI is to design, procure major equipment and manage the overall effort, however, is to accomplish much of the scope by hiring subcontractors to perform the engineering and construction services under their direction. Generally, SSI indicates subcontractors are approved to provide services for multiple installations, rather than on a per installation basis for economies of scale.

SSI reportedly relies on EPC agreement terms and conditions, SSI generated design specification, and the SSI quality assurance/quality control (“QA/QC”) protocol to manage contractors after EPC agreement execution. SSI has informed us financial protection in the form of construction bonds are also to be used to protect against underperforming subcontractors when they act as a general contractor.

SSI reports it uses the Subcontractor Qualification Form to collect information for pre-qualification of subcontractors to ensure that they are qualified and acceptable prior to being invited to bid on projects. The Subcontractor Qualification Form includes information including, but not limited to: Legal name of the company, contact information including phone, fax and address of the company, financial capabilities including past three years average annual sales, the scope of work the subcontractor specializes in and its experience in carrying out such scope of work, years of experience working on solar projects, required licenses and certificates to legally operate in the jurisdiction, and details regarding their bonding capabilities such as bonding agent and its contact information and bonding company’s best rating,

After receiving the duly filled Subcontractor Qualification Form from the subcontractor, qualifications are reviewed and either rejected or accepted by SSI as qualified to perform the work. Once the determination has been made, a non-disclosure agreement (“NDA”) is executed with the subcontractor and the subcontractor is added to the list of SSI’s approved subcontractors.

2.1.3	Design Specifications

The SSI Design Specifications provides a specification for use by SSI or a third-party EPC contractor for multiple types of PV system designs such as ground mount and roof mount systems. The SSI Design Specifications note that the requirements and guidelines included therein are to utilize a design life of 35 years such that PV systems would have an operational life of 35+ years.

Generally, the requirements for engineering prior to EPC Limited Notice to Proceed (“LNTP”) and detailed design include establishing general system design requirements, production modeling, title search, and design codes & standards for each type of PV system. The preliminary work is to be done during the development phase for system feasibility and preliminary assessments. Once an installation has been given SSI internal approvals and has been contracted with an off-taker or customer, the project is released with LNTP to either SSI to self-perform as EPC Contractor or to a third-party EPC contractor for detailed engineering. We understand that Installations may be acquired in various stages of development. Below are the design requirements described in the SSI Design Specifications for every Installation which may be performed or managed by SSI or may have been developed by the previous developer.

2.1.6	Solar Resource and Energy Generation

We understand that SSI is to model the generation of each Installation based on the procedures outlined in the specific energy modeling standard operating procedure, however the SSI Design Specifications include a general scope of services for PV system production modeling. The scope of services indicates an energy model developed for the Installations is to be assessed by SSI using the generation software, “PVsyst”, supplemented by various preprocessing and post-processing assessments. PVsyst is a widely used modeling software, originally developed by the University of Geneva but now maintained by PVsyst SA of Switzerland. PVsyst is an industry-accepted software for estimating the long-term average annual generation of PV systems financed in North America, and it is an appropriate software for use in estimating the annual P50 energy generation estimates for commercial and industrial and small utility PV systems of varied size and design, provided that appropriate weather data and other assumptions are utilized.

The SSI Design Specifications further state that it is SSI’s preference to perform all production models for Installations, and, unless otherwise specified in the respective Installation’s EPC agreement, SSI is to develop the model in-house.

Based on our understanding of the Energy Modeling SOP and other information provided by SSI, we have reviewed the assumptions to be utilized by SSI in developing generation estimates for the Installations. Considering our experience performing generation modeling estimates for other PV systems, consider SSI’s assumptions to be similar in nature to industry accepted practices for generation modeling of PV projects similar to in design and complexity to SSI’s Installation types.

Several modeling considerations and inputs appear to be determined based on the engineering judgement of the SSI personnel developing the generation models. Based on our experience, this is typical industry practice, as each Installation is expected to have unique attributes that would make standardization of model inputs impractical or impossible. However, we have not reviewed the qualifications of SSI personnel to confirm appropriate training to make such decisions.

In the absence of Installation specific design details, a detailed review of Installation O&M plans and procedures, and detailed historical operating data, it may be appropriate to consider higher availability losses as a stress case scenario, such as a 3% annual loss.

Long-Term Degradation

Long-term system degradation assumptions are typically applied to PV production models to assess the expected performance of a PV system over its lifetime. Such estimates are frequently based on a variety of sources including public literature studies and various supplier reliability and field performance datasets. It is typically assumed for all system components the individual component failure rates are in the flat or constant failure rate portion of the well-known reliability bathtub curve during the normal lifetime of the system. However, beyond the 25th year of operation, we would expect increased failure and degradation rates may apply.

We recommend that degradation be considered when assessing the lifetime production of each of the Installations as described herein. SSI reports degradation is applied in the Installation financial model, rather than included in the generation estimation process, utilizing a rate of 0.5%/year. Based on our review of industry literature, our experience with PV systems like those in the Portfolio and our understanding of the expected Installation design, and in the absence of supplier specific long-term degradation data, we consider a long-term degradation rate of 0.60%/year applied on the DC-side to be an appropriate base assumption for those Installations with module clearances of greater than 2-inches between the back of the module and the rooftop or ground. For clarity, a degradation of 0.6%/yr applied on the DC side typically results in lower degradation observed on the AC output depending on the DC/AC ratio and clipping losses. This assumption is the combination of the degradation expected in the PV modules, DC cables, junction boxes, and connections.

Generation Uncertainty and Variability

SSI utilizes PVsyst as the basis for estimating the long-term average annual generation of a PV system and for estimating the year-one P90 and P99 energy generation estimates. We believe Pvsyst to be an appropriate software for estimating the year-one P90 and P99 energy generation estimates provided that appropriate modeling methods and uncertainty assumptions are implemented. We have reviewed the various uncertainty assumptions described by SSI. Additional sources of uncertainty not considered in SSI’s process which may be applicable include uncertainties associated with: (i) bifacial module modeling, (ii) snow loss modeling, and (iii) spatial uncertainty of the resource file. We have not reviewed the p-values for all Installations in the Portfolio. However, we would typically expect one-year 99% probability of exceedance (“P-99”) values will fall within the range of 85% to 89% for systems of similar design to our understanding of the expected design of the Installations. The uncertainties associated with resource uncertainty and the various model assumption uncertainties are still within the range we would expect for similarly sized facilities.

Furthermore, when considered in aggregate, widely distributed portfolios are subject to a phenomenon known as the “Portfolio Effect”. Our understanding of the Portfolio is that it includes geographically disparate installations from multiple regions with unique climatic profiles, such that the profile can be considered widely distributed. Because of this separation, items that impact generation such as climate, grid outages, pollution, etc. may not affect individual Installations equally. The Portfolio Effect serves to smooth the impact of interannual variability, when considering all the systems in a portfolio in aggregate. Therefore, the Portfolio Effect would be expected to increase the P99 value relative to the P50 if the Portfolio is considered in aggregate. In other words, if the Portfolio is to be considered in aggregate, the p-values may be adjusted upwards relative to considerations for single systems.

2.2	Procurement

The Vendor Qualification & Management SOP outlines the general steps and considerations made for the evaluation of new materials and equipment used in SSI Installations. SSI indicated that new vendors and or products are required to undergo a qualification process that involves both the engineering and procurement teams at SSI. Documents to be gathered by vendors include technical data sheets, warranty documents, internal and third-party test reports, nationally recognized testing laboratory certification letters, sustainability reports, quality procedures, and third-party audit reports. The procurement and engineering teams reportedly work together to assess the quality of the products as well as maintain vendor relationships. SSI indicated that the procurement team is to take the lead in monitoring any changes in risk for vendors or products, and they are to be revaluated every year by SSI. The criteria outlined for qualifying a new vendor or product by SSI is consistent with our expectations for engineering and procurement teams at PV developers.

The Vendor Qualification & Management SOP includes periodic evaluations of vendors. Specifically, the list of approved vendors is to be periodically reviewed to identify potential vendors for deactivation or removal from the approved vendor list based on SSI’s then-current requirements for vendor qualification.

SSI indicated that vendors are to agree to its standard code of conduct which includes, but is not limited to, specific legal and regulatory compliance, sustainability, integrity, ethics and anti-corruption, responsible labor practices, workplace health and safety, and data protection and information security.

2.3	Pre-Construction Site Visits

The Pre-Construction Site Visit SOP states that the main objective of a pre-construction site visit is to assess the suitability of the site and feasibility of constructing the proposed Installation. A pre-construction site visit is to take place at around the same time that a desktop review is performed by the project engineering team and is to be conducted, at a minimum, by an individual familiar with solar construction and logistics. The Pre-Construction Site Visit SOP outlines the above-ground Installation site characteristics to be surveyed and includes, at a minimum, general accessibility, site entrance, general observations, topography, wetlands, shade and trees, soils, site features, overhead obstructions, and the point of interconnection. Upon completion of the pre-construction site visit, a due diligence report is to be developed by the project engineering team which includes pictures, waypoints, and the observations taken during the site visit.

2.4	Construction

SSI’s expectations for design and construction are comparable whether SSI or a third-party contractor is to perform the construction activities. SSI relies on the design requirements of all design documents to be signed by a licensed professional engineer registered in the state where the Installation is to be constructed, internal or third-party contractor’s quality control processes are used to monitor the construction processes, and a final set of commissioning tests is to be performed by Vigilant Energy Management to verify the Installation was constructed in accordance with industry practice, standards, codes, and operational requirements. During the construction phase, a project manager and a senior project manager are assigned to manage this phase. SSI stated that for each Installation, a full-time superintendent is to be posted at the project site during construction. The superintendent is to be responsible for providing daily field reports capturing the tasks and observations performed during the workday. The daily field reports are reviewed by the project managers to track the construction progress. The project managers are also responsible for having weekly or biweekly meetings with the general contractor and other stakeholders and record meeting minutes and distribute to relevant stakeholders. SSI stated that the project managers are to visit the site every two weeks to conduct a construction site visit. As the construction comes to near completion stage, the project managers are responsible for scheduling utility witness testing, coordinate with the engineering team to finalize any items necessary for permission to operate from the utility, and coordinate with the general contractor who is responsible for scheduling inspections by the authority having jurisdiction and obtaining approval for completed items. The project managers manage a tracker for each milestone and collection of all required deliverables and any outstanding items are to be tracked using a punch list. After substantial completion the project managers prepare a project documentation binder to handover the Installation from construction phase to operation and maintenance phase.

2.4.1	Quality Assurance and Quality Control Protocol

SSI provided a copy of the standard QA/QC Protocol which is to be included within the Form of EPC Agreement as Exhibit M. The QA/QC Protocol stipulates that the EPC Contractor is to have a quality assurance and quality control (“QA/QC”) program which includes specific processes, procedures, and checklists to ensure quality is optimized. The EPC Contractor QA/QC program is to include scheduled and unscheduled inspections as well as correction plans for an Installation and must be submitted to the system owner prior to construction mobilization. SSI relies on the EPC Contractor’s periodic reports of ongoing work and completed quality checks. SSI reserves the right to request additional documentation to confirm the quality of an Installation when a third party EPC contractor is performing the construction. The criteria outlined for EPC QA/QC programs and requirements by SSI is consistent with our expectations for quality inspections of DG PV assets.

2.4.2	Commissioning and Acceptance Testing

SSI’s standard process for commissioning and acceptance testing requirements are detailed in the Form of EPC Agreement.

2.5	Operations and Maintenance

SSI d/b/a Vigilant Energy Management (“VEM”) is to manage the O&M of all of the Installations within the Portfolio starting from the commissioning and financial close of Individual Installations throughout the useful life of the asset. Corrective and preventative maintenance work at Installations performed following utilizing a service request system. We have reviewed SSI’s Operations & Maintenance Service Request SOP.

The Operations & Maintenance Service Request SOP details the standard procedure to receive, assign, and track service requests (“SR”)’s for work at each Installation. A database of SR’s in the VEM Salesforce platform is to be utilized to track service history, schedule preventative maintenance, determine recapturable and uncapturable losses, and analyze possible trends for the entire Portfolio.

According to the Operations & Maintenance Service Request SOP, SRs are to be prioritized generally based on SR age and Installation affected downtime, where the Installation affected downtime is the percentage of the system production that is affected by the issue described in the SR. In cases where the SR includes a non-production related issue, the affected downtime would be marked as 0%.

The VEM Platform does include a SR option for Return Material Authorization (“RMA”)’s in the event that equipment fails due to manufacturer defect, the equipment is covered under the manufacturer warranty, and an RMA is approved by the manufacturer. The Operations & Maintenance Service Request SOP indicates that the RMA SR is tailored to inverter RMAs due to the known failure rates of inverters and their large impact on site production however the RMA SR can be utilized for any equipment that has failed under warranty.

The Operations & Maintenance Service Request SOP also includes guidance for determining the SR type, issue, and downtime with specific guidance regarding inverter and tracker issues.

2.6	Development Process and Procedural Conclusions

Our review of the development processes and procedures for the Portfolio, resulted in the identification of the following findings and conclusions. Provided that the aforementioned processes and procedures are fully implemented as contemplated:

•	ICF takes no exceptions to the SSI’s processes and procedures for developing and acquiring projects.

•	The processes and procedures SSI developed to design projects are suitable for the projects set forth in the Portfolio.

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The processes outlined in the SSI Design Specifications for site survey, electrical review, and structural review requirements are structured to obtain the information necessary to prepare Installation-specific design requirements and criteria

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Provided the Installation-specific detailed design adheres to the jurisdictional-specific codes and standards stipulated by the relevant Authorities Having Jurisdiction, the interconnection requirements of the local utility, the baseline technical specifications in the SSI Design Specifications, and the design is subject to SSI’s review process for finalizing Installation-specific design specifications prior to issuance, SSI’s processes and procedures should provide for a reasonable technical design basis for the Installations.

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Provided prudent industry practice is exercised, the requirements for design details and drawings packages specify adequate details to confirm engineering assumptions and provides sufficient information for qualified EPC contractors to construct the Installations.

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The SSI QA/QC Protocol provides an appropriate mechanism for SSI to review the quality and consistency of both the design of Installations and construction activities undertaken to complete the Installations.

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SSI has developed construction monitoring processes and procedures that should allow SSI to oversee construction when self-performing as the EPC Contractor and or oversee construction by a third-party EPC contractor.

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The SP process utilized by VEM for the O&M of the Portfolio is consistent with standard industry practice for the O&M of portfolios of DG assets with which we are familiar, and that the SP process should allow for adequate O&M of the Installations provided that competent personnel are retained to perform the SR’s and that SR’s are performed on a timely manner in accordance with the standard procedures.

3.0	PORTFOLIO OPERATING REVIEW

We have reviewed Portfolio historical performance considering annual historic production data for each of the respective Installations. Firstly, using the actual “Substantial Completion” date (or where not provided, the actual permission to operate date) as the start date, an annual degradation of 0.5% was applied following the first year of operation to the P50 Generation (“Expected Generation”).

We understand that P50 Generation estimates were developed by SSI at the time of the original financing of the Installations. We have not independently reviewed the P50 Generation as part of our review.

We estimated the raw performance ratio as a ratio of the Actual Generation / Expected Generation (the “Raw Performance Ratio”). The Raw Performance ratio was then corrected for irradiance by applying a correction ratio based on year specific and long-term irradiance by Clean Power Research’s, LLC (“CPR”), SolarAnywhere dataset.

3.1	SSI – Reported Operational Review Results

We have been provided with SSI’s reported performance metrics as described above. For each month from January 2021 to December 2024 (the “Reporting Period”), we calculated the Raw Performance Ratio. Table 2 below shows the average performance ratio, DC capacity-weighted average performance ratio and the median performance ratio for the Portfolio. We note that there were sixty-one (61) Installations for the year 2023 and thirty (30) Installations for the year 2024 which either had no data reported or had Substantial Completion dates or PTO dates in late 2024 or 2025, which were removed from this analysis.

Of all the Installations that were not considered in the analysis, there were Installations in the Portfolio that SSI requested be removed from the SSI-reported operating review, specifically, the EDF – Zenith Beretania Installation (20-078), EDF – Zenith Ewa Installation (20-076), EDF – Zenith Bellevue Installation (20-080), EDF – Zenith Hilo Installation (20-077), EDF – Zenith Soleil Installation (20-079), EDF – Zenith Yamhill Installation (20-075) and Mt. Home Idaho Installation (22-0071). SSI indicated that these Installations were acquired after commercial operation and may not represent the processes and procedures used by SSI in designing, constructing and operating Installations.

Table 2 Raw Performance Ratio
	2021	2022	2023	2024
Average	89.0%	87.8%	86.3%	86.5%
DC-Capacity Weighted Average	89.7%	90.9%	89.1%	88.1%
Median	93.0%	92.5%	91.3%	90.6%

We evaluated year specific irradiance as the annual global horizontal irradiance (“GHI”) derived from CPR timeseries for the years 2021, 2022, 2023 and 2024 respectively (“Actual GHI”). The long-term typical horizontal irradiance year (“TGY”) from CPR was considered to be the expected irradiance (“Expected GHI”). We evaluated an irradiance performance ratio as (Actual GHI / Expected GHI), which was applied to the Raw Performance Ratio to calculate the irradiance adjusted performance ratio (“CPR-Adjusted Performance Ratio”). The CPR-Adjusted Performance Ratios are summarized in Table 3, below.

Table 3 CPR-Adjusted Performance Ratio
	2021	2022	2023	2024
Average	87.3%	86.4%	87.1%	84.6%
DC-Capacity Weighted Average	89.1%	89.2%	89.1%	86.7%
Median	91.2%	90.1%	91.3%	89.5%

3.2	Portfolio Uncertainty and Variability

Given the geographic distribution of the Portfolio, it is expected that interannual variability will impact the Portfolio aggregate production to a lesser extent than the production of a single operating Installation due to the Portfolio Effect. The Portfolio Effect quantifies the limited correlation between weather and irradiance from one location to another and has an averaging effect on the interannual variability for distributed portfolios. For example, a high irradiance year in Pennsylvania does not imply a high irradiance year in New Mexico, and vice versa. We estimated the combined impact of the Portfolio uncertainty and the interannual variability as P-Values for the Portfolio, in aggregate.

The 1-year, 5-year and 10-year P-Values are summarized in Table 4. The P-Values in Table 4 represent a percentage of the 1-year P50 values. For example, to determine a 1-year P90 value, one would multiply the total expected production for the Portfolio value by 93.1%. The P-Values presented in Table 4 are not inclusive of future degradation, degradation uncertainty, or availability uncertainty.

Table 4 Portfolio P-Values (% of P50 Value)
P-Value	1 - Year	5 - Year Average	10 – Year Average
P99	89.7%	90.6%	90.8%
P95	91.7%	92.3%	92.3%
P90	93.1%	93.5%	93.4%
P75	95.9%	96.0%	95.9%

3.3	Operating Review Conclusions

We have reviewed the Portfolio’s operating history, and we have the following opinions and conclusions.

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Based upon our analysis of the generation figures reported by SSI, the Portfolio operated at an average DC capacity weighted CPR-adjusted performance ratio of 89.1% and 86.7% in 2023 and 2024, respectively.

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Given limited information on the Installations in the Portfolio, we estimate the Portfolio P-Values shown in Table 4 which we expect to be representative of the Portfolio Model Uncertainty and interannual variability.

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Provided that; (i) underperformance is evaluated at a higher frequency to determine and resolve root cause issues, (ii) SSI implements its processes and procedures consistently across future PV projects, and (iii) SSI makes reasonable efforts to appropriately correct operating issues identified for the Portfolio; the operating performance should improve from the average DC capacity weighted and CPR-Adjusted Performance Ratio of 86.7%.

Respectfully submitted,

ICF Resources, LLC